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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Administaff, Inc. 1997 Employee Stock Purchase Plan of our report dated February 21, 1997, with respect to the consolidated financial statements of Administaff, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.





                                        /S/ ERNST & YOUNG LLP

Houston, Texas
September 24, 1997